Exhibit 99.1


                                  CERTIFICATION

                       REQUIRED BY 18 U.S.C. SECTION 1350

    (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002)



I, Howard Socol, as Chief Executive Officer of Barneys New York, Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:



          (1) the accompanying Quarterly Report on Form 10-Q for the quarterly period ended May 3, 2003 (the "Report") filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  June 17, 2003


                                     /s/ Howard Socol
                                     ------------------------------------------
                                     Howard Socol
                                     Chief Executive Officer of the Company


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.